                                                                    EXHIBIT 10.2

                               EMPLOYMENT CONTRACT

            AGREEMENT dated this 9th day if July,  1998, by and between PUROFLOW
INCORPORATED,  a Delaware  corporation  qualified to do business in the State of
California with principal offices at 16559 Saticoy Street, Van Nuys,  California
91406  (hereinafter  called "The  Company")  and MICHAEL H. FIGOFF,  residing at
18938 San Jose Street, Northridge,  California 91326 (hereinafter referred to as the "Executive").

                                   WITNESSETH:

            WHEREAS,  the  Executive  has been  employed  by the  Company  since
December 1988 and was under a written renewable  contract with the Company which expired March 1, 1998.

            WHEREAS,  the Company and the  Executive  desire to enter into a new contract  effective July 9, 1998 under the terms and conditions  hereinafter set forth.

            NOW  THEREFORE,  in  consideration  of the  mutual  promises  of the parties to each other, it is agreed as follows:

            1.  EMPLOYMENT.  The Company hereby employs and the Executive hereby accepts  employment  upon the terms and conditions  hereinafter  set forth.  The
Company,  as used throughout this agreement,  shall mean and include the Company and any subsidiaries thereof.

            2. TERM. The term of this agreement  shall begin on July 9, 1998 and shall continue thereafter until July 9, 2003.

            3.  COMPENSATION.  For all services  rendered by the Executive under this  agreement,  the Company  shall pay the  Executive a salary of $165,000 per year,  payable  semi-monthly.  The  compensation  provided for in this paragraph shall be in addition to any pension or retirement benefits,  bonuses, directors'
fees,  stock  options  or salary  increases  to which the  Executive  may become entitled in the future at the  discretion  of the Company and the  existence  of this  agreement  shall not be deemed in any way to preclude the  Executive  from receiving any such additional  benefits nor to oblige the Company to provide any such additional benefits.

            The Executive shall also receive the sum of $550.00 monthly from the
Company for use of the Executive's automobile.

            The Company shall provide and maintain a term life insurance  policy for Executive on his life in an amount equal to two times his annual salary, and which policy shall be owned by Executive.

            4. DUTIES.  The Executive is engaged as an Executive of the Company, namely, its President and CEO and he will serve in such capacity during the term of this  agreement.  The  Executive  was  elected as  director or officer of any subsidiary  of the  Company,  and the  Executive  will  serve in such a capacity without further compensation.

            5. EXTENT OF SERVICES.  The Executive  shall not, during the term of this agreement, during normal business hours be engaged in any business activity whether  or not such  business  activity  is pursued  for gain,  profit or other pecuniary advantage; but this shall not be construed as preventing the Executive from  investing  his personal  assets in business  which do not compete with the
Company in such form or manner as will not require  any  services on the part of the  Executive in the  operation  of the affairs of the  Companies in which such investments  are  made and in  which  his  participation  is  solely  that of an investor.

            6. DISCLOSURE OF INFORMATION AND RESTRICTIVE COVENANT. The Executive
recognizes and acknowledges that the Company's trade secrets and customers lists as they may exist from time to time are  valuable,  special and unique assets of the  Company's  business,  access to and knowledge of which are essential to the performance of the Executive's duties hereunder.  The Executive will not, during or after the term of his employment, in whole or in part, disclose such secrets, or processes to any person, firm,  corporation,  association or other entity for any reason or purpose  whatsoever,  nor shall the Executive make use of any such property  for  his  own  purposes  or  for  the  benefit  of any  person,  firm, corporation or other entity (except the Company) under any circumstances  during or after the term of his  employment.  For a period  of two (2)  years  from and after the end of this employment  agreement and in any area in which the Company is engaged in business at and of such date, the Executive  shall not directly or indirectly  compete with the Company,  its subsidiaries or with any successor or assignees thereof,  in the business in which the Company is engaged at and as of such date,  whether such competition  shall be as an officer,  director,  owner, employee,  partner or other  participant  in any business so  competing.  In the event of a breach or  threatened  breach by the  Executive of the  provisions of this paragraph,  the Company shall be entitled to an injunction  restraining the
Executive from such breach. Nothing herein shall be construed as prohibiting the
Company  from  pursuing  any other  remedies  available  to the Company for such breach or threatened breach.

            The  nature  of  the   Company's   business  is  both  national  and
international  in concept and al parties to this agreement fully  understand and accept  the  necessity  for the  restrictive  covenant  which is to be  strictly construed against the Executive.

            7.  VACATIONS.   The  Executive  shall  be  entitled  to  reasonable
vacations during each year of his employment  hereunder which shall be such time or and times as may be consistent with the business needs of the Company.

            8. INSURANCE.  The Company may, at its election and for its benefit, insure the Executive against accidental loss or death and Executive shall submit to such physical  examination and supply such  information as may be required in connection therewith.

            9. TERMINATION.  (a) The Company shall be required to send a written notice of renewal or non-renewal of employment to the Executive at least six (6)
months prior to the  expiration  date of this  employment  contract by certified mail,  return  receipt  requested,  to the  Executive at his home  address.  The
Executive  shall respond to the notice from the Company  within thirty (30) days after receipt of such notice. Failure of the Company to send such written notice shall be deemed a non-renewal of employment.

            (b) In the event the Company decides not to enter into an employment contract for a minimum of one (1) year, the Company shall pay to the Executive a

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severance payment equal to one (1) year salary based upon the annual salary then in effect at the  expiration  of this  contract.  Payment by the  Company to the
Executive  shall be made in a lump sum on the expiration  date of this contract, or such other  method of payment  elected by the  Executive  on such  expiration date.

            (c)  In  the  event  the  Executive  elects  not to  enter  into  an employment  contract on July 9, 1998,  the Company  shall pay to the Executive a severance  payment of one (1) year salary  based upon the annual  salary then in effect.  Payment by the Company to the Executive shall be made on a semi-monthly basis  for a period of  fifty-two  weeks,  or such  other  terms as is  mutually agreeable.

            (d) In the event the  Company  terminates  the  contract at any time during the term hereof,  the Company  shall pay to the Executive the salary from the date of termination to the expiration date of this contract.

            (e) In the event the  Executive  is totally  disabled  and unable to carry out his  duties,  the Company  shall  continue  to pay the  Executive  his semi-monthly  salary during such disability.  The Company's  obligation for such payments  shall not exceed  two (2)  year's  salary.  All sums  received  by the
Executive  under  disability  or insurance  benefits  shall be reimbursed to the company until the expiration of the two (2) year period  referred to above.  The
Company  shall provide and maintain a disability  policy on Executive  providing for monthly  benefits of $4,000.00 per month until the age of 65, which payments shall  enure to the  benefits  of  Executive  and  subject to the  reimbursement provision immediately above.  Executive's disability under this section shall be as defined by said policy.

            (f) This agreement and the employment  relationship  hereunder shall
automatically   terminate  upon  the  death  of  the  Executive  and  upon  such termination,  the  Company  shall pay, to any of his heirs,  executors  or legal representatives,  any amount of unpaid compensation to date of death, based upon the annual salary then in effect on the date of death, plus death benefits equal to ONE YEAR of such annual salary,  payable semi-monthly.  The obligation of the
Company to pay the one year of death  benefits  shall be absolute  whether death occurs  at any  time  during  the  term  of the  employment  contract  or on the expiration  date  thereof.  Upon the payment of amounts as above set forth,  the
Company  shall have no further  liability  hereunder to the heirs,  executors or legal representatives of such deceased Executive.

            10. NOTICES. Any notice required or permitted to be given under this agreement  shall be  sufficient  if in writing  and it sent by  certified  mail, return receipt  requested to this residence in the case of the Executive,  or in the case of the Company to the address of its principal business office.

            11.  WAIVER OF BREACH.  The waiver by the Company of a breach of any provision of this  agreement by the Executive  shall not operate or be construed as a waiver of any subsequent breach by the Executive.

            12. ASSIGNMENT. The rights and obligations of the Company under this agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the Company. This agreement is no assignable by the Executive.

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            13. ENTIRE AGREEMENT.  This instrument contains the entire agreement of the parties. It may not be changed orally but only by an agreement in writing
signed  by  the  party  against  whom   enforcement   of  any  waiver,   change,
modification, extension or discharge is sought.

            14.  APPLICABLE LAW. This agreement shall be construed in accordance with the laws of the State of California.

            IN WITNESS WHEREOF, the parties have executed this agreement,  as of the date first above written.

                                         PUROFLOW INCORPORATED

                                         By: /s/ Reuben M. Siwek
                                             -----------------------------------
                                             Reuben M. Siwek, Chairman of the Board

ATTEST:                                  By: /s/ Michael H. Figoff
                                             -----------------------------------
                                             Michael H. Figoff, President and CEO

/s/ Sandy Yoshisato
-------------------
Secretary

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                              PUROFLOW INCORPORATED
                               10616 Lanark Street
                              Sun Valley, CA 91352

                                                                 January 7, 2003

VIA CERTIFIED MAIL, RETURN RECEIPT REQUESTED

Mr. Michael H. Figoff
18938 San Jose Street
Northridge, CA 91326

                         Re:  Notice of Renewal of Employment

Dear Mr. Figoff:

            Reference is hereby made to that certain  Employment  Contract dated
the  9th  day  of  July,  1998  (the   "Agreement")  by  and  between   Puroflow
Incorporated,  a Delaware  corporation (the  "Company"),  and Michael H. Figoff.
Pursuant to Section 9(a) of the Agreement,  the Company hereby provides you with written notice of the renewal of your  employment  with the Company for a period of one (1) year until July 9, 2004,  pursuant to the terms and conditions of the
Agreement.

            If you have any questions, please do not hesitate to contact me.

                                           Very truly yours,

                                           /s/ Travis Bradford
                                           -------------------
                                           Travis Bradford
                                           Chairman of the Board